SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 18, 2003


                        AMERICAN CLAIMS EVALUATION, INC.
             (Exact name of registrant as specified in its charter)


          NEW YORK                    0-14807                   11-2601199
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)







ONE JERICHO PLAZA, JERICHO, NEW YORK                                11753
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code          (516) 938-8000
                                                  ------------------------------

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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial Statements of Businesses Acquired.

               None.

          (b)  Pro Forma Financial Information.

               None.

          (c)  Exhibits.

          99.1 Press Release, dated June 18, 2003, issued by American Claims Evaluation, Inc.

Item 9.   REGULATION FD DISCLOSURE (PURSUANT TO ITEM 12)

          The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

          On June 18, 2003, American Claims Evaluation, Inc. issued a press release announcing its financial results for the fiscal year ended March 31, 2003. A copy of the press release is furnished as Exhibit
          99.1 to this report.

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AMERICAN CLAIMS EVALUATION, INC.


Date:    June 18, 2003                    By:  /s/ Gary Gelman
                                              ---------------------------------
                                          Gary Gelman
                                          President and Chief Executive Officer

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                                  EXHIBIT INDEX


     The following is a list of Exhibits furnished with this report.


EXHIBIT NO.         DESCRIPTION

99.1 Press Release, dated June 18, 2003, issued by American Claims Evaluation, Inc.